EXHIBIT 32.1


                                  CERTIFICATION


                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-QSB of U.S. Gold Corporation, a Colorado corporation (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: November 12, 2003.

                                         U.S. GOLD CORPORATION


                                         /s/ William W. Reid
                                         ---------------------------------------
                                         William W. Reid, President, Chief
                                         Executive Officer and Chairman of the
                                         Board of Directors


                                         /s/ William F. Pass
                                         ---------------------------------------
                                         William F. Pass, Vice President and
                                         Chief Financial Officer